UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Conveyance Agreement

    On June 29, 2011, El Paso Pipeline Partners, L.P. (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) with El Paso Corporation (“El Paso”), El Paso SNG Holding Company, L.L.C. (“EP SNG”), EPPP SNG GP Holdings, L.L.C. (“EPPP SNG”), Southern Natural Gas Company (“SNG”), El Paso Noric Investments III, L.L.C. (“EP Noric”), Colorado Interstate Gas Company (“CIG”), EPPP CIG GP Holdings, L.L.C. (“EPPP CIG”) and El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating Company”). Pursuant to the Contribution Agreement, El Paso, EP SNG, and EP Noric (collectively, the “Contributing Parties”) agreed to contribute to the Partnership (together with the Operating Company, EPPP SNG, and EPPP CIG, the “Partnership Parties”) a 15% general partner interest in SNG (the “SNG Interest”) and a 28% interest in CIG (the “CIG Interest”) in exchange for aggregate consideration of $745 million (the “Consideration”). The Contribution Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

     In accordance with the Contribution Agreement, on June 29, 2011, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Conveyance Agreement”) with the Operating Company, EP SNG, EPPP SNG, SNG, EP Noric, CIG, EPPP CIG, El Paso CNG Company, L.L.C. and El Paso Corporation pursuant to which the Contributing Parties contributed the SNG Interest and the CIG Interest to the Partnership Parties.

     The description of the Conveyance Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Conveyance Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

     The Partnership recently issued approximately 14.7 million common units representing limited partner interests in the Partnership, which raised net cash proceeds of $501 million, including the General Partner’s contribution to maintain its 2 percent general partner interest in the Partnership. The transaction was financed utilizing these proceeds in combination with borrowings of approximately $244  million under the Partnership’s revolving credit facility to fund the transaction.

     The board of directors of the General Partner approved the acquisition of the SNG Interest and the CIG Interest based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisers to assist it in evaluating and negotiating the transaction.

Sixth Amendment to General Partnership Agreement of SNG

     In connection with the closing of the Contribution Agreement and the Conveyance Agreement, on June 29, 2011, EPPP CIG and EPPP SNG, each a wholly-owned subsidiary of the Partnership, entered into the Sixth Amendment to the General Partnership of SNG (the “SNG Amendment”) to reflect the contribution of the SNG Interest to the Partnership. After giving effect to the transactions contemplated by the Contribution Agreement and the Conveyance Agreement, the EPPP CIG owns 15% of SNG and the EPPP SNG owns 85% of SNG, each in the form of general partner interests. The SNG Amendment is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Third Amendment to General Partnership Agreement of CIG

     In connection with the closing of the Contribution Agreement and the Conveyance Agreement, on June 29, 2011, EP Noric and EPPP CIG entered into the Third Amendment to the General Partnership of CIG (the “CIG Amendment”) to reflect the contribution of the CIG Interest to the Partnership. After giving effect to the transactions contemplated by the Contribution Agreement and the Conveyance Agreement, the EP Noric owns 14% of CIG and the EPPP CIG owns 86% of CIG, each in the form of general partner interests. The CIG Amendment is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Relationships

     After giving effect to the transactions contemplated by the Contribution Agreement and the Conveyance Agreement, El Paso directly or indirectly owns (i) 100% of the General Partner, which allows it to control the Partnership and owns the 2% general partner interest and incentive distribution rights in the Partnership; (ii) 88,400,059 Common Units representing an aggregate 42.1% limited partner interest in the Partnership; (iii) 100% of El Paso Pipeline LP Holdings, L.L.C. (“Holdings”); (iv) and a 14% general partner interest in CIG. Further, certain officers and directors of the General Partner serve as officers and/or directors of El Paso, the Partnership and the Operating Company. The Partnership is a party to an omnibus agreement with El Paso and its affiliates that governs the Partnership’s relationship with El Paso and its affiliates regarding (i) reimbursement of certain operating and general and administrative expenses; (ii) indemnification for certain environmental contingencies, tax contingencies and right-of-way defects; and (iii) reimbursement for certain expenditures.

     In addition, each of the Partnership, Elba Express Company, L.L.C. (“Elba Express”), Southern LNG Company, L.L.C. (“SLNG”). CIG, and SNG currently have and will have in the future other routine agreements with El Paso or one of its subsidiaries that arise in the ordinary course of business, in addition to the Partnership’s Agreement of Limited Partnership, the Elba Express Limited Liability Company Agreement, the SLNG Limited Liability Company Agreement, the CIG General Partnership Agreement and the SNG General Partnership Agreement, respectively, such as agreements for services and other transportation and exchange agreements and interconnection and balancing agreements with other El Paso pipelines.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     The information set forth under the heading “Conveyance Agreement” in Item 1.01 above is incorporated in this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

 (b) Unaudited pro forma financial statements.

     The Partnership’s unaudited pro forma condensed consolidated financial statements as of March 31, 2011 and for the three months ended March 31, 2011 and 2010 and for the year ended December 31, 2010 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

 (d) Exhibits.

Exhibit Number	Description

10.1#
Contribution Agreement dated June 29, 2011, by and among El Paso Corporation, El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., Southern Natural Gas Company, El Paso Noric Investments III, L.L.C., Colorado Interstate Gas Company, EPPP CIG GP Holdings, L.L.C., El Paso Pipeline Partners, L.P., and El Paso Pipeline Partners Operating Company, L.L.C.

10.2#
Contribution, Conveyance and Assumption Agreement dated June 29, 2011,by and among El Paso Pipeline Partners, L.P., El Paso Pipeline Partners Operating Company, L.L.C., El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., Southern Natural Gas Company, El Paso Noric Investments III, L.L.C., EPPP CIG GP Holdings, L.L.C., El Paso CNG Company. L.L.C. and El Paso Corporation.

10.3#	Sixth Amendment to General Partnership Agreement of Southern Natural Gas Company.

10.4#	Third Amendment to General Partnership Agreement of Colorado Interstate Gas Company.

99.1#	Pro Forma Financial Information.

# Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: July 6, 2011.

EL PASO PIPELINE PARTNERS, L.P.

EXHIBIT INDEX

Exhibit Number	Description

10.1#
Contribution Agreement dated June 29, 2011, by and among El Paso Corporation, El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., Southern Natural Gas Company, El Paso Noric Investments III, L.L.C., Colorado Interstate Gas Company, EPPP CIG GP Holdings, L.L.C., El Paso Pipeline Partners, L.P., and El Paso Pipeline Partners Operating Company, L.L.C.

10.2#
Contribution, Conveyance and Assumption Agreement dated June 29, 2011,by and among El Paso Pipeline Partners, L.P., El Paso Pipeline Partners Operating Company, L.L.C., El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., Southern Natural Gas Company, El Paso Noric Investments III, L.L.C., EPPP CIG GP Holdings, L.L.C., El Paso CNG Company. L.L.C. and El Paso Corporation.

10.3#	Sixth Amendment to General Partnership Agreement of Southern Natural Gas Company.

10.4#	Third Amendment to General Partnership Agreement of Colorado Interstate Gas Company.

99.1#	Pro Forma Financial Information.

# Filed herewith.